EXHIBIT 10.55

WHEN RECORDED RETURN TO:
Husch Blackwell Sanders LLP
4801 Main Street, Suite 1000
Kansas City, Missouri  64112
Attn:  Gaylord G. Smith

                                                                      9917/9918

                           LOAN MODIFICATION AGREEMENT
                         AND AMENDMENT OF DEED OF TRUST

     THIS LOAN MODIFICATION AGREEMENT AND AMENDMENT OF DEED OF TRUST (this "Agreement") is made as of the 16th day of December, 2008, by and between MISSION WEST PROPERTIES, L.P., a Delaware limited partnership, and MISSION WEST PROPERTIES L.P. I, a Delaware limited partnership doing business in California as MISSION WEST PROPERTIES I, L.P. (together, "Original Borrower") and MISSION WEST PROPERTIES L.P. II, a Delaware limited partnership doing business in California as MISSION WEST PROPERTIES II, L.P. ("Additional Borrower") (Original Borrower and Additional Borrower are herein collectively called "Borrower"), whose address is 10050 Bandley Drive, Cupertino, California 95014, and ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation, whose address is c/o Allianz of America, Inc., 55 Greens Farms Road, Post Office Box 5160, Westport, Connecticut, 06881-5160, Attn: Real Estate Department ("Lender").

                                   WITNESSETH:

     WHEREAS, Lender has made a mortgage loan in the amount of $125,000,000.00 (the "Loan") to Original Borrower, as evidenced by a Secured Installment Note in the amount of the Loan dated July 26, 2005 (the "Note"); and

     WHEREAS, the Loan is secured by Deed of Trust, Security Agreement, Fixture Filing with Absolute Assignment of Rents dated July 26, 2005, granted by Original Borrower for the benefit of Lender, and recorded on July 26, 2005, as Document No. 18493764 (the "Deed of Trust"), and by an Absolute Assignment of Leases, Rents and Income dated July 26, 2005, given by Original Borrower to Lender, and recorded on July 26, 2005, as Document No. 18493765 (the "Assignment of Leases"), encumbering the "Property," as defined in the Deed of Trust, including the real property described on Exhibit A, attached hereto (the "Original Property") (the Note, Deed of Trust, Assignment of Leases, and all other documents or instruments evidencing or securing the Loan are hereinafter referred to as the "Security Documents"); and

     WHEREAS, certain obligations of Original Borrower under the Loan have been guaranteed by Mission West Properties, Inc. ("Guarantor") pursuant to a Limited Guaranty dated July 26, 2005 (the "Guaranty"); and

     WHEREAS, pursuant to the Deed of Trust, Original Borrower has the option to obtain a release of a portion of the Original Property from the lien of the Security Documents provided that Original Borrower provide substitute collateral for the Loan satisfactory to Lender; and

     WHEREAS, Original Borrower has requested that Lender release the property listed as "Tract Five - 20400 Mariani, Cupertino" on Exhibit A; and

     WHEREAS, Original Borrower has proposed that Additional Borrower grant to Lender a first lien on the property described on Exhibit B, attached hereto, as substitute collateral for the Loan; and

     WHEREAS, pursuant to that certain letter agreement dated July 25, 2005, Lender agreed to release a certain portion of the property described as "Tract Three - 5325-5345 Hellyer Avenue, San Jose" on Exhibit A upon completion of a lot line adjustment, as more fully set forth in said letter agreement; and

     WHEREAS, pursuant to that certain Parcel Map recorded December 11, 2008 in Book 829, Page 4-7 of Maps in the records of Santa Clara County (the "Parcel Map"), the said Tract Three was subjected to a lot line adjustment; and

     WHEREAS, Lender has approved the Parcel Map; and

     WHEREAS, Lender has agreed to such releases and substitutions of collateral provided that (i) Additional Borrower assume the obligations of the "Borrower" under the Security Documents, and (ii) Original Borrower and Additional Borrower comply with the terms and provisions of this Agreement; and

     WHEREAS, Original Borrower and Additional Borrower have agreed to Lender's conditions for the property substitution and Lender, Original Borrower and Additional Borrower have agreed to amend the Security Documents as hereinafter set forth.

     NOW, THEREFORE, in consideration of the agreement of Lender to consent to the proposed substitution of collateral, and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Original Borrower and Additional Borrower hereby agree as follows:

     1. Assumption of Loan. Additional Borrower hereby assumes and agrees to pay and perform the obligations and liabilities of the "Borrower" under the Security Documents, such obligations and liabilities to be joint and several with Original Borrower.

     2. Additional Property. Borrower hereby GRANTS, BARGAINS, SELLS, TRANSFERS AND CONVEYS UNTO THE TRUSTEE NAMED IN THE DEED OF TRUST, ITS SUCCESSORS AND ASSIGNS, IN TRUST, WITH POWER OF SALE, AND GRANTS TO LENDER A SECURITY INTEREST IN the real property with the buildings and improvements thereon situated in the County of Santa Clara, State of California, and described in Exhibit B, attached hereto, subject to all terms and conditions of the Deed of Trust.

     3. Amendment of Deed of Trust; Release of Property. (a) Exhibit A to the Deed of Trust is hereby amended by deleting from Exhibit A the property described therein as "Tract-Five - 20400 Mariani, Cupertino" (the "Mariani Property"). The Mariani Property is hereby released from the lien of the Deed of Trust.

          (b) Exhibit A to the Deed of Trust is hereby amended by deleting from Exhibit A the legal description of Tract Three - 5325-5345 Hellyer Avenue, San Jose and by substituting therefor the legal description set forth on Exhibit C, attached hereto. The property described as Parcel B on the Parcel Map is hereby released from the lien of the Deed of Trust.

          (c) The Deed of Trust is hereby amended by deleting  therefrom Section
     5.15 in its entirety.

     4. New Exhibit A. Exhibit A to the Deed of Trust is further amended by substituting therefor, in its entirety, the new Exhibit A attached hereto as Exhibit D (the "New Exhibit A").

     5. Amendment of Assignment of Leases. Exhibit A to the Assignment of Leases is hereby amended by substituting therefor the New Exhibit A.

     6. Amendment of Other Security Documents. All references in the Security Documents to the "Property" shall be deemed to refer to the property described on New Exhibit A. All references in the Security Documents and this Agreement to "Borrower" shall be deemed to mean, collectively, Original Borrower and Additional Borrower.

     7. Conditions of Lender Consent. As a condition of Lender's agreement to the release and substitution of collateral as set forth herein, Borrower shall comply with all terms and provisions of that certain letter agreement from Lender dated October 9, 2008, and acknowledged and accepted by Mission West Properties, L.P. on October 16, 2008, which is incorporated herein by reference.

     8. Security Documents to Continue in Effect. Except as herein modified and amended, the Note, Deed of Trust and all Security Documents shall continue in full force and effect in accordance with their terms.

     9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. In the event that any provision or clause of this Agreement conflicts with applicable law, such conflicts shall not affect other provisions of this Agreement which can be given effect without the conflict provisions and to this end the provisions of this Agreement are declared to be severable.

     10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions set forth herein. This Agreement may only be modified or amended in writing by an agreement executed by all parties hereto.

     11. Headings. The headings used herein are for convenience only and are not to be used in interpreting this Agreement.

     12. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original, and all of which shall constitute the complete Agreement. One complete, original Agreement shall be attached to the Note, and one complete, original Agreement shall be recorded in the Records of Santa Clara County, California.

     IN  WITNESS   WHEREOF,   Borrower  and  Lender  have   executed  this  Loan
Modification Agreement as of the day and year first above written.

                         MISSION WEST PROPERTIES, L.P.,
                         a Delaware limited partnership

                         By: Mission West Properties, Inc., a Maryland corporation, General Partner

                                  By:        /S/ Raymond V. Marino
                                     -------------------------------------------

                                  Name:      Raymond V. Marino
                                       -----------------------------------------

                                  Title:     President & COO
                                        ----------------------------------------








STATE OF CALIFORNIA                         )
                                            ) ss.
COUNTY OF          Santa Clara              )
          ----------------------------------

     On December 12, 2008, before me, Enedina M. Castro, personally appeared Raymond V. Marino, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

     WITNESS my hand and official seal.


Signature:       /S/ Enedina M. Castro                (Seal)
          -------------------------------------------

                         MISSION WEST PROPERTIES, L.P. I, a Delaware limited partnership doing business in California as MISSION WEST PROPERTIES, L.P. I, a Delaware limited partnership

                         By: Mission West Properties, Inc., a Maryland corporation, General Partner

                                  By:       /S/ Raymond V. Marino
                                     -------------------------------------------

                                  Name:     Raymond V. Marino
                                       -----------------------------------------

                                  Title:    President & COO
                                        ----------------------------------------



STATE OF CALIFORNIA                         )
                                            ) ss.
COUNTY OF          Santa Clara              )
          ----------------------------------

     On December 12, 2008, before me, Enedina M. Castro, personally appeared Raymond M. Marino, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

     WITNESS my hand and official seal.


Signature:    /S/ Enedina M. Castro                   (Seal)
          -------------------------------------------

                         MISSION WEST PROPERTIES L.P. II,
                         a Delaware limited partnership doing business in California as MISSION WEST PROPERTIES, L.P. II

                         By: Mission West Properties, Inc., a Maryland corporation, General Partner

                                  By:     /S/ Raymond V. Marino
                                     -------------------------------------------

                                  Name:    Raymond V. Marino
                                       -----------------------------------------

                                  Title:   President & COO
                                        ----------------------------------------








STATE OF CALIFORNIA                         )
                                            ) ss.
COUNTY OF          Santa Clara              )
          ----------------------------------

     On December 12, 2008, before me, Enedina M. Castro, personally appeared Raymond V. Marino, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

     WITNESS my hand and official seal.


Signature:    /S/ Enedina M. Castro                   (Seal)
          -------------------------------------------

                         ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation


                         By:     /S/ Gary Brown
                            ----------------------------------------------------

                         Name:   Gary Brown
                              --------------------------------------------------

                         Title:  Assistant Treasurer
                               -------------------------------------------------


                         By:     /S/ Pamela J. Cornell
                            ----------------------------------------------------

                         Name:   Pamela J. Cornell
                              --------------------------------------------------

                         Title:  Assistant Treasurer
                               -------------------------------------------------








STATE OF CONNECTICUT                        )
                                            ) ss.
COUNTY OF         Fairfield                 )
          ----------------------------------

     On December 15, 2008, before me, Ruth O. Guglielmoni, personally appeared Gary Brown and Pamela J. Cornell, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     I certify under PENALTY OF PERJURY under the laws of the State of Connecticut that the foregoing paragraph is true and correct.

     WITNESS my hand and official seal.


Signature:     /S/ Ruth O. Guglielmoni                (Seal)
          -------------------------------------------

                              CONSENT OF GUARANTOR

     The below entity, as "Guarantor" under the Guaranty with respect to the Loan described in the foregoing Agreement, hereby consents to the terms and provisions of the foregoing Agreement, and hereby ratifies and confirms said Agreement, and declares that the terms of the Guaranty, and the liabilities and obligations of the Guarantor thereunder shall be and continue to be in full force and effect with respect to the Loan and the Security Documents, as modified and amended by the foregoing Agreement.

                         MISSION WEST PROPERTIES, INC.,
                         a Maryland corporation

                                  By: /S/ Raymond V. Marino
                                     ------------------------------------------

                                  Name:    Raymond V. Marino
                                       ----------------------------------------

                                  Title:   President & COO
                                        ---------------------------------------




STATE OF CALIFORNIA                         )
                                            ) ss.
COUNTY OF          Santa Clara              )
          ----------------------------------

     On December 12, 2008, before me, Enedina M. Castro, personally appeared Raymond V. Marino, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

     WITNESS my hand and official seal.


Signature:    /S/ Enedina M. Castro                   (Seal)
          -------------------------------------------





Exhibit A:  Legal Description

                                    EXHIBIT A

                                Original Property

TRACT ONE - 10460 Bubb Road, Cupertino.

Real property in the City of Cupertino, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

PARCEL B, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED NOVEMBER 18, 1976 IN BOOK 383 OF MAPS, PAGES 39 AND 40, RECORDS OF SANTA CLARA COUNTY, CALIFORNIA.

RESERVING THEREFROM A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS FOR THE BENEFIT OF PARCELS A AND C OVER THAT PORTION OF PARCEL B LYING WITHIN THE BOUNDS OF THE INGRESS AND EGRESS EASEMENTS AS SHOWN ON SAID PARCEL MAP.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER THOSE PORTIONS OF PARCELS A AND C AS SHOWN ON THE PARCEL MAP RECORDED NOVEMBER 18, 1976 IN BOOK 383 OF MAPS, PAGES 39 AND 40, LYING WITHIN THE BOUNDS OF THE INGRESS AND EGRESS EASEMENT AS SHOWN ON SAID PARCEL MAP.

APN:  357-20-037



TRACT TWO - 1768 Automation, San Jose.

Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

PARCEL 3, AS SHOWN ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 23, 1997, IN BOOK 698 OF MAPS, PAGES 1 AND 2.

RESERVING THEREFROM AN EASEMENT FOR INGRESS AND EGRESS OVER THAT PORTION OF LAND DESIGNATED AND DELINEATED AS "C.O.E.-26' RECIPROCAL-INGRESS, EGRESS-EASEMENT" ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 23, 1997 IN BOOK 698 OF MAPS, PAGES 1 AND 2.

PARCEL TWO:

AN EASEMENT FOR INGRESS, EGRESS, PARKING AND LANDSCAPING MAINTENANCE OVER THOSE PORTION OF PARCELS 1 AND 3 DESIGNATED AND DELINEATED AS "C.O.E.-30' RECIPROCAL-INGRESS, EGRESS-EASEMENT" ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 23, 1997 IN BOOK 698 OF MAPS, PAGES 1 AND 2.

PARCEL THREE:

AN EASEMENT FOR INGRESS AND EGRESS OVER THOSE PORTION OF PARCEL 2 DESIGNATED AND DELINEATED AS "55' EASEMENT TO BENEFIT PARCEL 3" ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 23, 1997 IN BOOK 698 OF MAPS, PAGES 1 AND 2, AND AS GRANTED IN THAT CERTAIN INSTRUMENT RECORDED DECEMBER 29, 1997 AS INSTRUMENT NO. 13991699, OFFICIAL RECORDS.

APN:  244-13-016



TRACT THREE - 5325 - 5345 Hellyer Avenue, San Jose.

Real Property in the City of San Jose, County of Santa Clara, State of California, described as follows:

ALL THAT PORTION OF LAND DESIGNATED AND DELINEATED AS "PARCEL J" IN THAT CERTAIN LOT LINE ADJUSTMENT PERMIT FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, ON SEPTEMBER 29, 1999 UNDER RECORDER'S SERIES NO. 15000706, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THAT CERTAIN PARCEL OF LAND DESCRIBED AS PARCEL ONE IN THE QUITCLAIM DEED TO B, B&K, A GENERAL PARTNERSHIP, RECORDED MARCH 18, 1982 IN BOOK G 659 AT PAGE 691 SANTA CLARA COUNTY RECORDS, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWESTERLY CORNER OF THAT CERTAIN 157.41 ACRE TRACT OF LAND DESCRIBED AS PARCEL ONE IN THE DEED FROM E. H. RENZEL, JR., ET AL, TO ROBERT P. KING, ET UX, DATED DECEMBER 30, 1955, RECORDED DECEMBER 30, 1955 IN BOOK 3374 OFFICIAL RECORDS, PAGE 533, SANTA CLARA COUNTY RECORDS, IN THE CENTER LINE OF COYOTE RIVER; THENCE FROM SAID POINT OF BEGINNING ALONG SAID CENTER LINE OF COYOTE RIVER FOR THE TWO FOLLOWING COURSES AND DISTANCES; SOUTH 29(degree) 30' 00" EAST 597.01 FEET AND SOUTH 7(degree) 30' 00" WEST 409.78 FEET TO THE NORTHEASTERLY CORNER OF THAT CERTAIN 35.87 ACRE TRACT OF LAND DESCRIBED IN THE DEED FROM JOHN DAWSON, ET UX, TO JOHN DOUGLAS DAWSON, ET UX, DATED MARCH 12, 1945, RECORDED MARCH 16, 1945 IN BOOK 1250 OFFICIAL RECORDS, PAGE 88, SANTA CLARA RECORDS; THENCE LEAVING SAID CENTER LINE OF COYTE RIVER AND RUNNING NORTH 89(degree) 05' 40" EAST 185.12 FEET TO THE SOUTHEAST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED TO THE COUNTY OF SANTA CLARA AND BEING DESIGNATED PARCEL 6424 11-B IN THAT CERTAIN DEED RECORDED JUNE 28, 1968 IN BOOK 8174, PAGE 148 OFFICIAL RECORDS, AND THE TRUE POINT OF BEGINNING OF THE PARCEL OF LAND HEREIN DESCRIBED, THENCE CONTINUING NORTH 89(degree) 05' 40" EAST 1,543.31 FEET; THENCE NORTH 2(degree) 13' 36" EAST 826.05 TO A POINT ON THE NORTHERLY LINE OF SAID
157.41 ACRES TRACT ABOVE REFERRED TO; THENCE NORTH 87(degree) 56' 24" WEST ALONG SAID NORTHERLY LINE OF SAID 157.41 ACRE TRACT FOR A DISTANCE OF 1856.70 FEET TO THE EASTERLY LINE OF SAID PARCEL 6424 11-B ABOVE REFERRED TO; THENCE ALONG SAID EASTERLY LINE THE FOLLOWING COURSES AND DISTANCES; SOUTH 35(degree) 13' 15" EAST
631.30 FEET, SOUTH 19(degree) 54' 30" WEST 238.52 FEET, SOUTH 00(degree) 50' 20" WEST 176.58 FEET TO THE TRUE POINT OF BEGINNING.

AND, IN ADDITION THERETO, THE FOLLOWING AREA:

PARCEL "C3" OF LOT LINE ADJUSTMENT

A PORTION OF PARCEL TWO, AS PARCEL TWO IS DESCRIBED IN THE QUITCLAIM DEED TO B, B&K A GENERAL PARTNERSHIP, RECORDED MARCH 18, 1982, IN BOOK G 659 AT PAGE 691, SANTA CLARA COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEASTERLY CORNER OF THAT CERTAIN PARCEL OF LAND DESCRIBED AS PARCEL ONE IN THE QUITCLAIM DEED TO B, B&K, A GENERAL PARTNERSHIP, RECORDED MARCH 18, 1982 IN BOOK G 659 AT PAGE 691, SANTA CLARA COUNTY RECORDS;

THENCE  ALONG THE EAST LINE OF SAID PARCEL  ONE,  SOUTH  2(degree)  13' 36" WEST
826.05 FEET.

TO THE SOUTHEAST CORNER THEREOF;

THENCE ALONG THE SOUTHERLY LINE OF SAID PARCEL ONE, SOUTH 89(degree) 05' 40" WEST 579.38 FEET;

THENCE SOUTH 54(degree) 21' 01" EAST 422.93 FEET TO THE NORTHERLY LINE OF THE RELOCATED BRANHAM LANE (106 FEET WIDE);

THENCE ALONG SAID NORTHERLY LINE OF SAID RELOCATED BRANHAM LINE, THE FOLLOWING FOUR (4) COURSES;

1) SOUTH 82(degree) 01' 45" EAST 99.94 FEET;

2) EASTERLY ALONG A TANGENT CURVE TO THE LEFT WITH A RADIUS OF 88.00 FEET THROUGH A CENTRAL ANGLE OF 24(degree) 02' 28" FOR AN ARC LENGTH OF 36.92 FEET;

3) THENCE NORTH 55(degree) 49' 35" EAST 54.69 FEET TO THE BEGINNING OF A NON-TANGENT CURVE WHICH HAS A RADIUS POINT THAT BEARS NORTH 52(degree) 16' 38" WEST;

4) THENCE NORTHEASTERLY ALONG SAID NON-TANGENT CURVE TO THE LEFT WITH A RADIUS OF 88.00 FEET THROUGH A CENTRAL ANGLE OF 21(degree) 08' 04" FOR AN ARC LENGTH OF
32.46 FEET TO A POINT ON THE WESTERLY LINE OF HELLYER AVENUE, AS SAID HELLYER AVENUE IS SHOWN ON THAT CERTAIN RECORD OF SURVEY FILED FOR RECORD IN BOOK 525 OF MAPS, AT PAGES 52 THROUGH 59, SANTA CLARA COUNTY RECORDS;

THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID HELLYER AVENUE THE FOLLOWING THREE (3) COURSES:

1) ALONG A REVERSE CURVE TO THE RIGHT WITH A RADIUS OF 853.00 FEET THROUGH A CENTRAL ANGLE OF 2(degree) 23' 28" FOR AN ARC LENGTH OF 35.60 FEET;

2) THENCE NORTH 18(degree) 58' 46" EAST 352.39 FEET;

3) ALONG A TANGENT CURVE TO THE LEFT WITH A RADIUS OF 1047.00 FEET THROUGH A CENTRAL ANGLE OF 36(degree) 57' 24" FOR AN ARC LENGTH OF 675.33 FEET TO THE NORTHERLY LINE OF SAID PARCEL TWO;

THENCE NORTH 87(degree) 56' 24" WEST ALONG SAID NORTHERLY LINE 59.11 FEET TO THE POINT OF BEGINNING, CONTAINING 4.117 ACRES, MORE OR LESS.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL.

ALL THAT PORTION OF THAT CERTAIN PARCEL OF LAND DESCRIBED AS PARCEL ONE IN THE QUITCLAIM DEED TO B, B&K, A GENERAL PARTNERSHIP, RECORDED MARCH 18, 1982, IN BOOK G 659 AT PAGE 691, SANTA CLARA COUNTY RECORDS, LYING SOUTHERLY AND SOUTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT ON THE WESTERLY LINE OF SAID ABOVE DESCRIBED PARCEL ONE AT THE SOUTHEASTERLY TERMINUS OF THE COURSE DESIGNATED SOUTH 35(degree) 13' 15" EAST 631.30 FEET;

THENCE NORTH 33(degree) 39' 26" EAST 40.82 FEET;

THENCE SOUTH 80(degree) 16' 44" EAST 363.11 FEET;

THENCE SOUTH 54(degree) 21' 01" EAST 614.69 FEET TO A POINT ON THE SOUTHERLY LINE OF SAID PARCEL ONE, DISTANT THEREON SOUTH 89(degree) 05' 40" WEST 579.38 FEET FROM THE SOUTHEASTERLY CORNER OF SAID PARCEL ONE.

APN:  679-01-010



TRACT FOUR - 2770, 2800, 2880, 2890 Scott Blvd., Santa Clara.

Real property in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

ALL OF PARCEL 2, as shown on Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on May 13, 1993 in Book 646 of Maps at Pages 46 through 49.

Excepting therefrom, a portion of said Parcel 2 described as follows:

Beginning at a point on the Westerly line of Scott Boulevard at the Common Corner to said Parcel 2 and Parcel 3 as shown on said map;

Thence, from said Point of Beginning along said Westerly line of Scott Boulevard, South 00(degree) 59' 10" West, 29.00 feet;

Thence, parallel to a common boundary of said Parcels 2 and 3, North 89(degree) 28' 22" West, 244.39 feet to a common boundary of said Parcels 2 and 3;

Thence along last said boundary North 00(degree) 31' 38" East, 29.00 feet to a common corner to said Parcels 2 and 3;

Thence along a common boundary to said Parcels 2 and 3, South 89(degree) 28' 22" East, 244.63 feet to the Point of Beginning.

PARCEL ONE-A

An easement for ingress and egress over all those portions of Parcel 1, as shown and designated "P.I.E.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-B

An easement for ingress and egress over all those portions of Parcel 4, as shown and designated "P.I.E.E. Established Hereto To Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-C

An easement for private storm drain purposes lying within Adjusted Parcel 3 as described in Document No. 14686937 filed on March 4, 1999, Santa Clara County Official Records, in the City of Santa Clara, County of Santa Clara, State of California, as granted in the deed recorded April 30, 2003 as Instrument No. 17003231, Official Records, described as follows:

Strips of land 10 feet in width, the centerlines of which are described as follows:

Strip 1:

Beginning at a point on a Westerly boundary line of Scott Boulevard, said Point of Beginning lying South 10(degree) 47' 21" East, 65.47 feet along said line from the Northeasterly most corner of Adjusted Parcel 3, as said Scott Boulevard is shown on the Parcel Map recorded in Book 646 of Maps, pages 46-49; thence, from said Point of Beginning, South 66(degree) 18' 19" West, 61.73 feet; thence, North 89(degree) 28' 22" West, 230.74 feet to Point "A" along the center line of herein described 10 foot strip; thence, South 68(degree) 33' 26" West, 48.95 feet; thence, South 73(degree) 57' 57" West, 161.44 feet; Thence, North 89(degree) 33' 16" West, 15.36 feet to the termination of herein described Strip 1 in the Westernmost boundary of said Adjusted Parcel 3.

Strip 2:

Beginning at said Point "A"; thence, South 00(degree) 31' 38" West, 153.28 feet to the Westerly prolongation of a line drawn parallel to and distant 5.00 feet Northerly of a common boundary to said Adjusted Parcels 2 and 3, last said boundary intersects Scott Boulevard; thence, along said prolongation of a line drawn parallel South 89(degree) 28' 22" East, 53.00 feet to the Northerly prolongation of a boundary common to said Adjusted Parcels 2 and 3; thence, along said line drawn parallel South 89(degree) 28' 22" East, 40.66 feet to the termination of herein described Strip 2.

PARCEL ONE-D

An easement for storm drain over all those portions of Parcel 4, designated "10' S.D.E. (3) Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-E

An easement for landscape over all those portions of Parcel 1, designated "P.L.E. Established Herein to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-F

An easement for landscape over all those portions of Parcel 4, designated "15' P.L.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded Map 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-G

An easement for sanitary sewer over that portion of Parcel 4, designated "15' x 438.12' P.S.S.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain

Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-H

A non-exclusive easement for pedestrian and vehicular access, as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

PARCEL ONE-I

A non-exclusive easement for private ingress and egress, lying within Adjusted Parcel 3, as granted in the Grant Deed recorded May 15, 2003 as Instrument No. 17039886, Official Records.

PARCEL ONE-J

A private pedestrian ingress, egress and underground communications easement, described as "Parcel B" and lying within Adjusted Parcel 4, as granted by the Declaration and Grant of Easements recorded June 15, 2000 as Document No. 15282347, Official Records.

A portion of the above easement was terminated by a Grant of Vacation recorded August 31, 2004 as Document No. 17981052, Official Records.

PARCEL TWO:

ALL OF PARCEL 3, as shown on Parcel Map filed on May 13, 1993 in Book 646 of Maps Pages 46 through 49 Santa Clara County Records.

Together with a portion of Parcel 2 as shown on said Map, said portion of Parcel 2 being more particularly described as follows:

Beginning at a point on the Westerly line of Scott Boulevard at the common corner to said Parcel 2 and Parcel 3 as shown on said map;

Thence, from said Point of Beginning along said Westerly line of Scott Boulevard, South 00(degree) 59' 10" West, 29.00 feet;

Thence, parallel to a common boundary of said Parcels 2 and 3, North 89(degree) 28' 22" West, 244.39 feet to a common boundary of said Parcels 2 and 3;

Thence, along last said boundary North 00(degree) 31' 38" East, 29.00 feet to a common corner of said Parcels 2 and 3;

Thence along said common boundary to said Parcels 2 and 3, South 89(degree) 28' 22" East, 244.63 feet to the Point of Beginning.

PARCEL TWO-A

An easement for sanitary sewer over those portions of Parcel 2, designated "10' P.S.S.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-B

An easement for ingress and egress over all those portions of Parcel 2, designated "P.I.E.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed fore record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

A portion of the above easement was terminated by a Grant Deed recorded May 15, 2003 as Instrument No. 17039885, Official Records.

PARCEL TWO-C

An easement for ingress and egress over those portions of Parcel 2, designated "21' P.I.E.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-D

An easement for private sanitary sewer purposes lying within Adjusted Parcel 2 as described in Document No. 14686937 filed on March 4, 1993, Santa Clara County Official Records, in the City of Santa Clara, County of Santa Clara, State of California, as granted in the deed recorded April 30, 2003 as Instrument No. 17003230, Official Records, said easement being a continuous strip of land 10 feet in width, the center line of which is described as follows:

Beginning at a point on a Northerly boundary line of that certain private sanitary sewer easement shown as "10' P.S.S.E. ESTABLISHED HEREON TO BENEFIT PARCEL 3", said Point of Beginning lying North 89(degree) 28' 22" West, 4.68 feet; North 81(degree) 06' 15" West, as shown on said map, 156.68 feet, and North 01(degree) 46' 12" East 5.04 feet from a Westerly boundary line of Scott Boulevard as shown on said map; thence, from said Point of Beginning North 01(degree) 46' 12" East, 78.90 feet to a Southerly boundary of said Adjusted Parcel 3. The sidelines of the herein described 10 foot wide strip terminating in said Southerly boundary of Adjusted Parcel 3 and said Northerly boundary of said "10' P.S.S.E."

PARCEL TWO-E

A non-exclusive easement for private ingress and egress, lying within Adjusted Parcel 2, as granted in the Grant Deed recorded May 15, 2003 as Instrument No. 17039886, Official Records.

PARCEL THREE:

ALL OF PARCEL 4, and a portion of Parcel 5, as shown Parcel Map filed for record on May 13, 1993 in Book 646 of Maps, Pages 46, 47, 48 and 49, Santa Clara County Records.

Beginning at a point in the Westerly boundary of Scott Boulevard at an easterly corner of said Parcel 5 as said Boulevard and Parcel are shown on said map, said point being the northeasterly corner of Parcel "A" as said Parcel is shown on Record of Survey Map filed for record on February 10, 1967 in Book 219 of Maps at Page 5, Santa Clara County Records;

Thence, along the common boundaries of said Parcel 5 and Parcel "A", North 89(degree) 28' 12" West, 120.00 feet and South 0(degree) 59' 10" West, 124.00 feet to the northerly boundary of the "MARCIA J. MCMANUS PROPERTY", as shown on Record of Survey Map filed for record on January 13, 1961 in Book 128 of Maps at Page 48, Santa Clara County Records;

Thence, along the common boundaries of said Parcel 5 and McManus Property, North 89(degree) 28' 12" West, 62.89 feet to the Northwesterly corner of said McManus Property;

Thence, North 89(degree) 28' 12" West, 38.94 feet to a Southeasterly corner of said Parcel 4;

Thence along a common boundary to said Parcels 4 and 5, North 89(degree) 29' 12" West, 161.06 feet to a Northeasterly corner of that certain 3.924 net acre parcel as shown on Record of Survey Map filed for record on May 22, 1959 in Book 106 of Maps at Page 54, Santa Clara County Records.

Thence along the common boundary of said Parcel 4 and said 3.924 net acre parcel, North 89(degree) 29' 54" West, 362.84 feet to an easterly boundary of Parcel I as shown on Parcel Map filed for record on September 19, 1990 in Book 618 of Maps at Pages 36, 37 and 38, Santa Clara County Records.

Thence, along the common boundaries of said Parcel 4 and said Parcel 1, North 1(degree) 04' 25" East, 302.38 feet, South 89(degree) 29' 54" East, 42.42 feet, and North 0(degree) 30' 06" East, 80.00 feet to a corner of Parcel 2 as said Parcel 2 is shown on first said Parcel Map;

Thence, continuing along the projection of the last mentioned course and a common boundary of said Parcel 4 and said Parcel 2, North 0(degree) 30' 06" East, 20.00 feet;

Thence, continuing along a common boundary of said Parcel 4 and said Parcel 2, South 89(degree) 28' 22" East, 703.69 feet to said Westerly boundary of Scott Boulevard;

Thence, along last said boundary, South 0(degree) 59' 10" West, 278.25 feet to the Point of Beginning.

PARCEL THREE-A

A non-exclusive easement for pedestrian and vehicular access, as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

PARCEL THREE-B

A private pedestrian ingress, egress and underground communications easement, described as "Parcel A" and lying within Adjusted Parcel 2, as granted by the Declaration and Grant of Easements recorded June 15, 2000 as Document No. 15282347, Official Records.

PARCEL THREE-C

A private pedestrian ingress, egress and underground communications easement, described as "Parcel C" and lying within Adjusted Parcel 5, as granted by the Declaration and Grant of Easements recorded June 15, 2000 as Document No. 15282347, Official Records.

APN: 224-45-028; 029; 030 and 031

ARB: 224-10-x41; 41.01; 44; 100.01; 100.03; 100.04; 101 and 102

TRACT FIVE - 20400 Mariani, Cupertino.

Real property in the City of Cupertino, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

PARCEL 2 AS SAID PARCEL IS SHOWN ON THE PARCEL MAP RECORDED NOVEMBER 23, 1977 IN BOOK 408 OF MAPS, AT PAGES 14 AND 15, SANTA CLARA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT OVER A PORTION OF PARCEL 1, FOR INGRESS AND EGRESS, AS SHOWN ON THE PARCEL MAP ABOVE REFERRED TO.

APN: 316-22-018

                                    EXHIBIT B

                               Additional Property

TRACT FIVE - 180 Great Oaks Blvd and 6810-6850 Santa Teresa Blvd, San Jose.

Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

ALL OF PARCEL 1, AS SHOWN ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON AUGUST 21, 1979, IN BOOK 448 OF MAPS, PAGE(S) 16 AND 17.

APN: 706-02-025



TRACT SIX - 4750 Patrick Henry Drive, Santa Clara.

Real property in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

ALL OF PARCEL 18, AS SHOWN UPON THAT CERTAIN MAP ENTITLED "PARCEL MAP BEING A RESUBDIVISION OF PARCELS 1, 3, 4, 5, & 9 AND AREAS A, B & D AS SHOWN ON PARCEL MAP 3399 RECORDED IN BOOK 368 OF MAPS AT PAGES 36 & 37 SANTA CLARA COUNTY RECORDS", WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, ON DECEMBER 9, 1976 IN BOOK 386 OF MAPS, AT PAGES 4 AND 5.

PARCEL TWO:

RIGHTS CONTAINED IN THAT CERTAIN DEED IN FAVOR OF THE CITY AND COUNTY OF SAN FRANCISCO RECORDED NOVEMBER 3, 1950 IN BOOK 2089, PAGE 315, OFFICIAL RECORDS, SUBJECT TO THE RIGHTS OF OTHER ADJOINING LANDOWNERS.

APN: 104-04-120

                                    EXHIBIT C

                              New Hellyer Property

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcel A as shown upon that certain Parcel Map recorded in the office of the Recorder, County of Santa Clara, State of California, on December 11, 2008 in Book 829 of Maps, pages 4 through 7.

APN:  679-01-010

                                    EXHIBIT D

                                  New Exhibit A

TRACT ONE - 10460 Bubb Road, Cupertino.

Real property in the City of Cupertino, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

PARCEL B, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED NOVEMBER 18, 1976 IN BOOK 383 OF MAPS, PAGES 39 AND 40, RECORDS OF SANTA CLARA COUNTY, CALIFORNIA.

RESERVING THEREFROM A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS FOR THE BENEFIT OF PARCELS A AND C OVER THAT PORTION OF PARCEL B LYING WITHIN THE BOUNDS OF THE INGRESS AND EGRESS EASEMENTS AS SHOWN ON SAID PARCEL MAP.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER THOSE PORTIONS OF PARCELS A AND C AS SHOWN ON THE PARCEL MAP RECORDED NOVEMBER 18, 1976 IN BOOK 383 OF MAPS, PAGES 39 AND 40, LYING WITHIN THE BOUNDS OF THE INGRESS AND EGRESS EASEMENT AS SHOWN ON SAID PARCEL MAP.

APN:  357-20-037



TRACT TWO - 1768 Automation, San Jose.

Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

PARCEL 3, AS SHOWN ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 23, 1997, IN BOOK 698 OF MAPS, PAGES 1 AND 2.

RESERVING THEREFROM AN EASEMENT FOR INGRESS AND EGRESS OVER THAT PORTION OF LAND DESIGNATED AND DELINEATED AS "C.O.E.-26' RECIPROCAL-INGRESS, EGRESS-EASEMENT" ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 23, 1997 IN BOOK 698 OF MAPS, PAGES 1 AND 2.

PARCEL TWO:

AN EASEMENT FOR INGRESS, EGRESS, PARKING AND LANDSCAPING MAINTENANCE OVER THOSE PORTION OF PARCELS 1 AND 3 DESIGNATED AND DELINEATED AS "C.O.E.-30' RECIPROCAL-INGRESS, EGRESS-EASEMENT" ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 23, 1997 IN BOOK 698 OF MAPS, PAGES 1 AND 2.

PARCEL THREE:

AN EASEMENT FOR INGRESS AND EGRESS OVER THOSE PORTION OF PARCEL 2 DESIGNATED AND DELINEATED AS "55' EASEMENT TO BENEFIT PARCEL 3" ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 23, 1997 IN BOOK 698 OF MAPS, PAGES 1 AND 2, AND AS GRANTED IN THAT CERTAIN INSTRUMENT RECORDED DECEMBER 29, 1997 AS INSTRUMENT NO. 13991699, OFFICIAL RECORDS.

APN:  244-13-016



TRACT THREE - 5325 - 5345 Hellyer Avenue, San Jose.

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcel A as shown upon that certain Parcel Map recorded in the office of the Recorder, County of Santa Clara, State of California, on December 11, 2008 in Book 829 of Maps, pages 4 through 7.

APN:  679-01-010



TRACT FOUR - 2770, 2800, 2880, 2890 Scott Blvd., Santa Clara.

Real property in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

ALL OF PARCEL 2, as shown on Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on May 13, 1993 in Book 646 of Maps at Pages 46 through 49.

Excepting therefrom, a portion of said Parcel 2 described as follows:

Beginning at a point on the Westerly line of Scott Boulevard at the Common Corner to said Parcel 2 and Parcel 3 as shown on said map;

Thence, from said Point of Beginning along said Westerly line of Scott Boulevard, South 00(degree) 59' 10" West, 29.00 feet;

Thence, parallel to a common boundary of said Parcels 2 and 3, North 89(degree) 28' 22" West, 244.39 feet to a common boundary of said Parcels 2 and 3;

Thence along last said boundary North 00(degree) 31' 38" East, 29.00 feet to a common corner to said Parcels 2 and 3;

Thence along a common boundary to said Parcels 2 and 3, South 89(degree) 28' 22" East, 244.63 feet to the Point of Beginning.

PARCEL ONE-A

An easement for ingress and egress over all those portions of Parcel 1, as shown and designated "P.I.E.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-B

An easement for ingress and egress over all those portions of Parcel 4, as shown and designated "P.I.E.E. Established Hereto To Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-C

An easement for private storm drain purposes lying within Adjusted Parcel 3 as described in Document No. 14686937 filed on March 4, 1999, Santa Clara County Official Records, in the City of Santa Clara, County of Santa Clara, State of California, as granted in the deed recorded April 30, 2003 as Instrument No. 17003231, Official Records, described as follows:

Strips of land 10 feet in width, the centerlines of which are described as follows:

Strip 1:

Beginning at a point on a Westerly boundary line of Scott Boulevard, said Point of Beginning lying South 10(degree) 47' 21" East, 65.47 feet along said line from the Northeasterly most corner of Adjusted Parcel 3, as said Scott Boulevard is shown on the Parcel Map recorded in Book 646 of Maps, pages 46-49; thence, from said Point of Beginning, South 66(degree) 18' 19" West, 61.73 feet; thence, North 89(degree) 28' 22" West, 230.74 feet to Point "A" along the center line of herein described 10 foot strip; thence, South 68(degree) 33' 26" West, 48.95 feet; thence, South 73(degree) 57' 57" West, 161.44 feet; Thence, North 89(degree) 33' 16" West, 15.36 feet to the termination of herein described Strip 1 in the Westernmost boundary of said Adjusted Parcel 3.

Strip 2:

Beginning at said Point "A"; thence, South 00(degree) 31' 38" West, 153.28 feet to the Westerly prolongation of a line drawn parallel to and distant 5.00 feet Northerly of a common boundary to said Adjusted Parcels 2 and 3, last said boundary intersects Scott Boulevard; thence, along said prolongation of a line drawn parallel South 89(degree) 28' 22" East, 53.00 feet to the Northerly prolongation of a boundary common to said Adjusted Parcels 2 and 3; thence, along said line drawn parallel South 89(degree) 28' 22" East, 40.66 feet to the termination of herein described Strip 2.

PARCEL ONE-D

An easement for storm drain over all those portions of Parcel 4, designated "10' S.D.E. (3) Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-E

An easement for landscape over all those portions of Parcel 1, designated "P.L.E. Established Herein to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-F

An easement for landscape over all those portions of Parcel 4, designated "15' P.L.E. Established Hereon to Benefit Parcel 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara,

State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded Map 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-G

An easement for sanitary sewer over that portion of Parcel 4, designated "15' x 438.12' P.S.S.E. Established Hereon to Benefit Parcels 1 and 2", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL ONE-H

A non-exclusive easement for pedestrian and vehicular access, as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

PARCEL ONE-I

A non-exclusive easement for private ingress and egress, lying within Adjusted Parcel 3, as granted in the Grant Deed recorded May 15, 2003 as Instrument No. 17039886, Official Records.

PARCEL ONE-J

A private pedestrian ingress, egress and underground communications easement, described as "Parcel B" and lying within Adjusted Parcel 4, as granted by the Declaration and Grant of Easements recorded June 15, 2000 as Document No. 15282347, Official Records.

A portion of the above easement was terminated by a Grant of Vacation recorded August 31, 2004 as Document No. 17981052, Official Records.

PARCEL TWO:

ALL OF PARCEL 3, as shown on Parcel Map filed on May 13, 1993 in Book 646 of Maps Pages 46 through 49 Santa Clara County Records.

Together with a portion of Parcel 2 as shown on said Map, said portion of Parcel 2 being more particularly described as follows:

Beginning at a point on the Westerly line of Scott Boulevard at the common corner to said Parcel 2 and Parcel 3 as shown on said map;

Thence, from said Point of Beginning along said Westerly line of Scott Boulevard, South 00(degree) 59' 10" West, 29.00 feet;

Thence, parallel to a common boundary of said Parcels 2 and 3, North 89(degree) 28' 22" West, 244.39 feet to a common boundary of said Parcels 2 and 3;

Thence, along last said boundary North 00(degree) 31' 38" East, 29.00 feet to a common corner of said Parcels 2 and 3;

Thence along said common boundary to said Parcels 2 and 3, South 89(degree) 28' 22" East, 244.63 feet to the Point of Beginning.

PARCEL TWO-A

An easement for sanitary sewer over those portions of Parcel 2, designated "10' P.S.S.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-B

An easement for ingress and egress over all those portions of Parcel 2, designated "P.I.E.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed fore record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

A portion of the above easement was terminated by a Grant Deed recorded May 15, 2003 as Instrument No. 17039885, Official Records.

PARCEL TWO-C

An easement for ingress and egress over those portions of Parcel 2, designated "21' P.I.E.E. Established Hereon to Benefit Parcel 3", as shown on the Parcel Map filed for record in the Office of the Recorder of the County of Santa Clara, State of California on May 13, 1993 in Book 646 of Maps, Pages 46 thru 49, pursuant to that certain Declaration of Covenants, Conditions, Restrictions and Easements recorded May 13, 1993 in Book M775, Page 1281, Official Records.

PARCEL TWO-D

An easement for private sanitary sewer purposes lying within Adjusted Parcel 2 as described in Document No. 14686937 filed on March 4, 1993, Santa Clara County Official Records, in the City of Santa Clara, County of Santa Clara, State of California, as granted in the deed recorded April 30, 2003 as Instrument No. 17003230, Official Records, said easement being a continuous strip of land 10 feet in width, the center line of which is described as follows:

Beginning at a point on a Northerly boundary line of that certain private sanitary sewer easement shown as "10' P.S.S.E. ESTABLISHED HEREON TO BENEFIT PARCEL 3", said Point of Beginning lying North 89(degree) 28' 22" West, 4.68 feet; North 81(degree) 06' 15" West, as shown on said map, 156.68 feet, and North 01(degree) 46' 12" East 5.04 feet from a Westerly boundary line of Scott Boulevard as shown on said map; thence, from said Point of Beginning North 01(degree) 46' 12" East, 78.90 feet to a Southerly boundary of said Adjusted Parcel 3. The sidelines of the herein described 10 foot wide strip terminating in said Southerly boundary of Adjusted Parcel 3 and said Northerly boundary of said "10' P.S.S.E."

PARCEL TWO-E

A non-exclusive easement for private ingress and egress, lying within Adjusted Parcel 2, as granted in the Grant Deed recorded May 15, 2003 as Instrument No. 17039886, Official Records.

PARCEL THREE:

ALL OF PARCEL 4, and a portion of Parcel 5, as shown Parcel Map filed for record on May 13, 1993 in Book 646 of Maps, Pages 46, 47, 48 and 49, Santa Clara County Records.

Beginning at a point in the Westerly boundary of Scott Boulevard at an easterly corner of said Parcel 5 as said Boulevard and Parcel are shown on said map, said point being the northeasterly corner of Parcel "A" as said Parcel is shown on Record of Survey Map filed for record on February 10, 1967 in Book 219 of Maps at Page 5, Santa Clara County Records;

Thence, along the common boundaries of said Parcel 5 and Parcel "A", North 89(degree) 28' 12" West, 120.00 feet and South 0(degree) 59' 10" West, 124.00 feet to the northerly boundary of the "MARCIA J. MCMANUS PROPERTY", as shown on Record of Survey Map filed for record on January 13, 1961 in Book 128 of Maps at Page 48, Santa Clara County Records;

Thence, along the common boundaries of said Parcel 5 and McManus Property, North 89(degree) 28' 12" West, 62.89 feet to the Northwesterly corner of said McManus Property;

Thence, North 89(degree) 28' 12" West, 38.94 feet to a Southeasterly corner of said Parcel 4;

Thence along a common boundary to said Parcels 4 and 5, North 89(degree) 29' 12" West, 161.06 feet to a Northeasterly corner of that certain 3.924 net acre parcel as shown on Record of Survey Map filed for record on May 22, 1959 in Book 106 of Maps at Page 54, Santa Clara County Records.

Thence along the common boundary of said Parcel 4 and said 3.924 net acre parcel, North 89(degree) 29' 54" West, 362.84 feet to an easterly boundary of Parcel I as shown on Parcel Map filed for record on September 19, 1990 in Book 618 of Maps at Pages 36, 37 and 38, Santa Clara County Records.

Thence, along the common boundaries of said Parcel 4 and said Parcel 1, North 1(degree) 04' 25" East, 302.38 feet, South 89(degree) 29' 54" East, 42.42 feet, and North 0(degree) 30' 06" East, 80.00 feet to a corner of Parcel 2 as said Parcel 2 is shown on first said Parcel Map;

Thence, continuing along the projection of the last mentioned course and a common boundary of said Parcel 4 and said Parcel 2, North 0(degree) 30' 06" East, 20.00 feet;

Thence, continuing along a common boundary of said Parcel 4 and said Parcel 2, South 89(degree) 28' 22" East, 703.69 feet to said Westerly boundary of Scott Boulevard;

Thence, along last said boundary, South 0(degree) 59' 10" West, 278.25 feet to the Point of Beginning.

PARCEL THREE-A

A non-exclusive easement for pedestrian and vehicular access, as granted in the Grant and Quitclaim of Easements recorded December 4, 2000 as Instrument No. 15481192, Official Records.

PARCEL THREE-B

A private pedestrian ingress, egress and underground communications easement, described as "Parcel A" and lying within Adjusted Parcel 2, as granted by the Declaration and Grant of Easements recorded June 15, 2000 as Document No. 15282347, Official Records.

PARCEL THREE-C

A private pedestrian ingress, egress and underground communications easement, described as "Parcel C" and lying within Adjusted Parcel 5, as granted by the Declaration and Grant of Easements recorded June 15, 2000 as Document No. 15282347, Official Records.

APN: 224-45-028; 029; 030 and 031

ARB: 224-10-x41; 41.01; 44; 100.01; 100.03; 100.04; 101 and 102



TRACT FIVE - 180 Great Oaks Blvd and 6810-6850 Santa Teresa Blvd, San Jose.

Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

ALL OF PARCEL 1, AS SHOWN ON THAT PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON AUGUST 21, 1979, IN BOOK 448 OF MAPS, PAGE(S) 16 AND 17.

APN: 706-02-025



TRACT SIX - 4750 Patrick Henry Drive, Santa Clara.

Real property in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

ALL OF PARCEL 18, AS SHOWN UPON THAT CERTAIN MAP ENTITLED "PARCEL MAP BEING A RESUBDIVISION OF PARCELS 1, 3, 4, 5, & 9 AND AREAS A, B & D AS SHOWN ON PARCEL MAP 3399 RECORDED IN BOOK 368 OF MAPS AT PAGES 36 & 37 SANTA CLARA COUNTY RECORDS", WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, ON DECEMBER 9, 1976 IN BOOK 386 OF MAPS, AT PAGES 4 AND 5.

PARCEL TWO:

RIGHTS CONTAINED IN THAT CERTAIN DEED IN FAVOR OF THE CITY AND COUNTY OF SAN FRANCISCO RECORDED NOVEMBER 3, 1950 IN BOOK 2089, PAGE 315, OFFICIAL RECORDS, SUBJECT TO THE RIGHTS OF OTHER ADJOINING LANDOWNERS.

APN: 104-04-120

PLEASE COMPLETE THIS INFORMATION.

   RECORDING REQUESTED BY:

     Gaylord G. Smith

   AND WHEN RECORDED MAIL TO:

     Husch Blackwell Sanders LLP
     4801 Main Street - Suite 1000
     Kansas City, Missouri  64112            THIS SPACE FOR RECORDER'S USE ONLY
--------------------------------------- ----------------------------------------





                         LOAN MODIFICATION AGREEMENT AND
                           AMENDMENT OF DEED OF TRUST
























       THIS PAGE ADDED TO PROVIDE ADEQUATE SPACE FOR RECORDING INFORMATION

                       (Additional recording fee applies)